Exhibit 99.2

Merrill Lynch & Co., Inc.                                 Attachment I

Preliminary Unaudited
 Earnings Summary
                                                         Percent Inc
                           For the Three Months Ended      / (Dec)
                           --------------------------   --------------
                            April    December  March     1Q05    1Q05
                             1,        31,      26,       vs.     vs.
(in millions, except per    2005      2004     2004      4Q04    1Q04
 share amounts)            -------   -------- -------   ------  ------
                           (13       (14      (13
                            weeks)    weeks)   weeks)
Net Revenues
  Asset management and
   portfolio service fees  $1,435     $1,439  $1,313     (0.3)%   9.3%
  Commissions               1,345      1,302   1,339      3.3     0.4
  Principal transactions      879        296   1,029    197.0   (14.6)
  Investment banking          811        994     837    (18.4)   (3.1)
  Revenues from
   consolidated investments   127        139      57     (8.6)  122.8
  Other                       345        272     332     26.8     3.9
                           -------   -------- -------
    Subtotal                4,942      4,442   4,907     11.3     0.7

  Interest and dividend
   revenues                 5,541      5,175   3,056      7.1    81.3
  Less interest expense     4,262      3,728   1,902     14.3   124.1
                           -------   -------- -------
    Net interest profit     1,279      1,447   1,154    (11.6)   10.8
                           -------   -------- -------

  Total Net Revenues        6,221      5,889   6,061      5.6     2.6
                           -------   -------- -------

Non-Interest Expenses
  Compensation and benefits 3,084      2,689   3,047     14.7     1.2
  Communications and
   technology                 396        400     340     (1.0)   16.5
  Occupancy and related
   depreciation               233        255     217     (8.6)    7.4
  Brokerage, clearing, and
   exchange fees              219        208     185      5.3    18.4
  Professional fees           178        203     177    (12.3)    0.6
  Advertising and market
   development                126        152     122    (17.1)    3.3
  Expenses of consolidated
   investments                 85        103      42    (17.5)  102.4
  Office supplies and
   postage                     52         56      51     (7.1)    2.0
  Other                       179        271     190    (33.9)   (5.8)
                           -------   -------- -------

  Total Non-Interest
   Expenses                 4,552      4,337   4,371      5.0     4.1
                           -------   -------- -------

Earnings Before Income
 Taxes                      1,669      1,552   1,690      7.5    (1.2)

Income tax expense            457        359     439     27.3     4.1
                           -------   -------- -------

Net Earnings               $1,212     $1,193  $1,251      1.6    (3.1)
                           =======   ======== =======

Preferred Stock Dividends      $7        $13     $10    (46.2)  (30.0)
                           =======   ======== =======

Earnings Per Common Share
  Basic                     $1.33      $1.31   $1.33      1.5     0.0
  Diluted                   $1.21      $1.19   $1.21      1.7     0.0

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                     907.8      896.6   930.2      1.2    (2.4)
  Diluted                   993.3      992.7 1,022.8      0.1    (2.9)

Annualized Return on
 Average Common Equity       15.5%      15.7%   17.0%

Merrill Lynch & Co., Inc.                                Attachment II

Preliminary Segment Data (unaudited)
                                           For the Three Months Ended
                                           ---------------------------
                                             April  December  March
                                              1,      31,      26,
(dollars in millions)                        2005    2004     2004
                                           ------- -------- ----------
                                             (13      (14      (13
                                            weeks)   weeks)   weeks)

Global Markets & Investment Banking
  Global Markets
      Debt Markets                         $1,643   $1,249     $1,613
      Equity Markets                          990      822        921
                                           ------- -------- ----------
     Total Global Markets net revenues      2,633    2,071      2,534
  Investment Banking(a)
    Origination:
      Debt                                    342      346        236
      Equity                                  180      279        276
    Strategic Advisory Services               160      247        163
                                           ------- -------- ----------
     Total Investment Banking net revenues    682      872        675
                                           ------- -------- ----------
     Total net revenues                     3,315    2,943      3,209
                                           ------- -------- ----------

     Pre-tax earnings                       1,124      990      1,119

     Pre-tax profit margin                   33.9%    33.6%      34.9%
----------------------------------------------------------------------

Global Private Client
    Fee-based revenues                     $1,268   $1,256     $1,158
    Transactional and origination revenues    852      878        914
    Net interest profit                       398      382        340
    Other revenues                             75      100         96
                                           ------- -------- ----------
     Total net revenues                     2,593    2,616      2,508
                                           ------- -------- ----------

     Pre-tax earnings                         510      519        507

     Pre-tax profit margin                   19.7%    19.8%      20.2%
----------------------------------------------------------------------

Merrill Lynch Investment Managers
     Total net revenues                      $414     $426       $401

     Pre-tax earnings                         127      130        108

     Pre-tax profit margin                   30.7%    30.5%      26.9%
----------------------------------------------------------------------

Corporate
     Total net revenues                     $(101)    $(96)      $(57)

     Pre-tax earnings (loss)                  (92)     (87)       (44)
----------------------------------------------------------------------

Total
     Total net revenues                    $6,221   $5,889     $6,061

     Pre-tax earnings                       1,669    1,552      1,690

     Pre-tax profit margin                   26.8%    26.4%      27.9%
----------------------------------------------------------------------

(a) A portion of Origination revenue is recorded in the Global Private Client segment.

Merrill Lynch & Co., Inc.                               Attachment III

Consolidated Quarterly Earnings                          (in millions)
 (unaudited)

                                 1Q04   2Q04   3Q04   4Q04     1Q05
                                --------------------------------------
                                 (13    (13    (13    (14       (13
                                 weeks) weeks) weeks) weeks)    weeks)
Net Revenues
  Asset management and portfolio
   service fees
      Asset management fees       $448   $440   $443   $522      $481
      Portfolio service fees       578    606    611    614       650
      Account fees                 131    131    128    126       124
      Other fees                   156    167    162    177       180
                                --------------------------------------
      Total                      1,313  1,344  1,344  1,439     1,435
  Commissions
      Listed and over-the-
       counter securities          816    605    563    705       727
      Mutual funds                 340    322    306    343       364
      Other                        183    233    207    254       254
                                --------------------------------------
      Total                      1,339  1,160  1,076  1,302     1,345
  Principal transactions         1,029    634    341    296       879
  Investment banking
      Underwriting                 672    622    537    747       650
      Strategic advisory           165    142    129    247       161
                                --------------------------------------
      Total                        837    764    666    994       811
  Revenues from consolidated
   investments                      57     46    104    139       127
  Other                            332    274    392    272       345
                                --------------------------------------
     Subtotal                    4,907  4,222  3,923  4,442     4,942
  Interest and dividend revenues 3,056  3,112  3,630  5,175     5,541
  Less interest expense          1,902  2,084  2,730  3,728     4,262
                                --------------------------------------
     Net interest profit         1,154  1,028    900  1,447     1,279

                                --------------------------------------
  Total Net Revenues             6,061  5,250  4,823  5,889     6,221
                                --------------------------------------

Non-Interest Expenses
  Compensation and benefits      3,047  2,587  2,273  2,689     3,084
  Communications and technology    340    358    363    400       396
  Occupancy and related
   depreciation                    217    202    219    255       233
  Brokerage, clearing, and
   exchange fees                   185    187    193    208       219
  Professional fees                177    163    162    203       178
  Advertising and market
   development                     122    132    127    152       126
  Expenses of consolidated
   investments                      42     39     47    103        85
  Office supplies and postage       51     49     47     56        52
  Other                            190    147    184    271       179

                                --------------------------------------
  Total Non-Interest Expenses    4,371  3,864  3,615  4,337     4,552
                                --------------------------------------

Earnings Before Income Taxes     1,690  1,386  1,208  1,552     1,669
Income tax expense                 439    316    286    359       457
                                --------------------------------------

Net Earnings                    $1,251 $1,070   $922 $1,193    $1,212

----------------------------------------------------------------------
Per Common Share Data
                                 1Q04   2Q04   3Q04   4Q04     1Q05
                                --------------------------------------

  Earnings - Basic               $1.33  $1.15  $1.01  $1.31     $1.33
  Earnings - Diluted              1.21   1.05   0.93   1.19      1.21
  Dividends paid                  0.16   0.16   0.16   0.16      0.16
  Book value                     30.68  30.97  31.75  32.99 32.91 Est.

Merrill Lynch & Co., Inc.                                Attachment IV

Percentage of Quarterly Net
 Revenues  (unaudited)

                                1Q04    2Q04   3Q04   4Q04     1Q05
                              ----------------------------------------
                                (13     (13    (13    (14       (13
                               weeks)  weeks)  weeks) weeks)    weeks)
Net Revenues
  Asset management and
   portfolio service fees
      Asset management fees       7.4%    8.4%   9.2%   8.9%      7.7%
      Portfolio service fees      9.5%   11.5%  12.7%  10.4%     10.4%
      Account fees                2.2%    2.5%   2.7%   2.1%      2.0%
      Other fees                  2.6%    3.2%   3.3%   3.0%      3.0%
                              ----------------------------------------
      Total                      21.7%   25.6%  27.9%  24.4%     23.1%
  Commissions
      Listed and over-the-
       counter securities        13.5%   11.5%  11.7%  12.0%     11.7%
      Mutual funds                5.6%    6.1%   6.3%   5.8%      5.9%
      Other                       3.0%    4.5%   4.3%   4.3%      4.0%
                              ----------------------------------------
      Total                      22.1%   22.1%  22.3%  22.1%     21.6%
  Principal transactions         17.0%   12.1%   7.1%   5.0%     14.1%
  Investment banking
      Underwriting               11.1%   11.8%  11.1%  12.7%     10.4%
      Strategic advisory          2.7%    2.7%   2.7%   4.2%      2.6%
                              ----------------------------------------
      Total                      13.8%   14.5%  13.8%  16.9%     13.0%
  Revenues from consolidated
   investments                    0.9%    0.9%   2.2%   2.4%      2.0%
  Other                           5.5%    5.2%   8.0%   4.6%      5.6%
                              ----------------------------------------
     Subtotal                    81.0%   80.4%  81.3%  75.4%     79.4%
  Interest and dividend
   revenues                      50.4%   59.3%  75.3%  87.9%     89.1%
  Less interest expense          31.4%   39.7%  56.6%  63.3%     68.5%
                              ----------------------------------------
     Net interest profit         19.0%   19.6%  18.7%  24.6%     20.6%

                              ----------------------------------------
  Total Net Revenues            100.0%  100.0% 100.0% 100.0%    100.0%
                              ----------------------------------------

Non-Interest Expenses
  Compensation and benefits      50.3%   49.3%  47.1%  45.7%     49.6%
  Communications and
   technology                     5.6%    6.8%   7.5%   6.8%      6.4%
  Occupancy and related
   depreciation                   3.6%    3.8%   4.5%   4.3%      3.7%
  Brokerage, clearing, and
   exchange fees                  3.1%    3.6%   4.0%   3.5%      3.5%
  Professional fees               2.9%    3.1%   3.4%   3.4%      2.9%
  Advertising and market
   development                    2.0%    2.5%   2.6%   2.6%      2.0%
  Expenses of consolidated
   investments                    0.7%    0.7%   1.0%   1.7%      1.4%
  Office supplies and postage     0.8%    0.9%   1.0%   1.0%      0.8%
  Other                           3.1%    2.9%   3.9%   4.6%      2.9%
                              ----------------------------------------
  Total Non-Interest Expenses    72.1%   73.6%  75.0%  73.6%     73.2%
                              ----------------------------------------

Earnings Before Income Taxes     27.9%   26.4%  25.0%  26.4%     26.8%

Income tax expense                7.3%    6.0%   5.9%   6.1%      7.3%
                              ----------------------------------------

Net Earnings                     20.6%   20.4%  19.1%  20.3%     19.5%
----------------------------------------------------------------------

  Common shares outstanding
   (in millions):
                                1Q04    2Q04   3Q04   4Q04     1Q05
                              ----------------------------------------
     Weighted-average - basic   930.2   923.0  903.2  896.6     907.8
     Weighted-average -
      diluted                 1,022.8 1,015.9  985.0  992.7     993.3
     Period-end                 967.7   948.9  932.9  931.8     948.7
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                 Attachment V

Supplemental Data                                (dollars in billions)
 (unaudited)

                             1Q04   2Q04   3Q04   4Q04     1Q05
                            --------------------------------------

   Client Assets
   Private Client
      U.S.                  $1,187 $1,176 $1,179 $1,244    $1,226
      Non - U.S.               105    105    109    115       116
                            --------------------------------------
   Total Private Client
    Assets                   1,292  1,281  1,288  1,359     1,342
   MLIM direct sales (1)       249    235    225    237       233
                            --------------------------------------
   Total Client Assets      $1,541 $1,516 $1,513 $1,596    $1,575
                            ======================================

   Assets in Asset-Priced
    Accounts                  $235   $237   $243   $257      $256

   Assets Under Management    $513   $488   $478   $501      $479

        Retail                 212    212    208    218       218
        Institutional          259    235    228    240       217
        Retail Separate
         Accounts               42     41     42     43        44

        U.S.                   349    330    322    332       312
        Non-U.S.               164    158    156    169       167

        Equity                 229    229    223    245       244
        Retail Money Market     58     56     53     50        49
        Institutional
         Liquidity Funds       117     97     91     90        70
        Fixed Income           109    106    111    116       116
   ---------------------------------------------------------------

   Net New Money

        Private Client
         Accounts (2)           $5     $4     $9     $6       $11

        Assets Under
         Management             $7   $(22)  $(10)   $(5)     $(16)
   ---------------------------------------------------------------

   Balance Sheet Information
    (estimated)

        Commercial Paper and
         Other Short-term
         Borrowings           $4.6   $3.2   $6.0   $4.0      $2.7
        Deposits              78.1   76.1   77.3   79.7      80.0
        Long-term Borrowings  96.9   93.4  102.6  116.5     112.3
        Long-term debt
         issued to TOPrSSM
         Partnerships          3.2    3.2    3.1    3.1       3.1
        Total Stockholders'
         Equity               30.1   29.8   30.0   31.4      32.9
   ---------------------------------------------------------------

   Global Equity and Equity-
    Linked Underwriting (3)

        Volume                 $12     $7    $12    $12       $12
        Market Share           8.3%   6.1%  11.1%   8.5%     10.8%
        Ranking                  4      6      1      3         1

   Global Debt Underwriting (3)

        Volume                $123    $78    $66    $75       $66
        Market Share           7.9%   6.2%   5.4%   6.3%      4.4%
        Ranking                  2      7      7      6        10

   Global Completed Mergers
    and Acquisitions (3)

        Volume                 $41    $50   $115   $114       $54
        Market Share          16.8%  11.9%  24.0%  26.1%     15.9%
        Ranking                  2      7      4      3         6
   ---------------------------------------------------------------


   Full-Time Employees (4)  48,200 49,300 49,900 50,600    50,900

   Private Client Financial
    Advisors                13,700 14,000 14,100 14,100    14,100
------------------------------------------------------------------


Note: Certain prior period amounts have been restated to conform to the current period presentation.

(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies.

(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(4) Excludes 100 full-time employees on salary continuation severance at the end of each period.

Merrill Lynch & Co., Inc.
Investor Relations
Phone: 866-607-1234
Fax: 212-449-7461
investor_relations@ml.com
www.ir.ml.com

    CONTACT: Merrill Lynch & Co., Inc.
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             or
             Investor Relations:
             Tina Madon, 866-607-1234
             investor_relations@ml.com